Exhibit 10.1

First Accordion Increase To
Amended And Restated Revolving Credit and Term Loan Agreement

This FIRST ACCORDION INCREASE TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Accordion Exercise”) is entered into as of June 29, 2007, among:  Centerline Holding Company (f/k/a CharterMac), Centerline Capital Group Inc. (f/k/a Charter Mac Corporation) (collectively, the “Borrowers”); those Persons listed as Guarantors on Exhibit 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”), Bank of America, N.A. (“Bank of America”), as Swingline Lender, Issuing Bank, and Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Bank of America and UBS Securities LLC (“UBS”), as the Agents, and Banc of America Securities, LLC and UBS, as the Arrangers.

RECITALS

Reference is made to the following facts that constitute the background of this Accordion Exercise:

A.
The parties hereto, among others, have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 24, 2006 (as further amended and/or restated from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.
The Borrowers have informed the Administrative Agent and the Arrangers by written notice that the Borrowers wish to exercise their Accordion Option, pursuant to Section 2.5 and 2.5.1 of the Loan Agreement, to increase the Revolving Credit Limit from $250,000,000 to $375,000,000.

C.
The Administrative Agent, the Agents and the Arrangers, in accordance with the terms of Section 2.5.1 of the Loan Agreement, are willing to grant such request to increase the Revolving Credit Limit, solely upon the terms and conditions set forth in this Accordion Exercise.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.           Increases in Revolving Credit Limit and Total Credit Limit

1.1           Pursuant to the exercise by the Borrowers of the Accordion Option referenced in Section 2.5 and 2.5.1 of the Loan Agreement, and subject to the phasing set forth in Section 2.1 of this Accordion Exercise, the Revolving Credit Limit set forth in Section 1.1 of the Loan Agreement is hereby increased from $250,000,000 to $375,000,000.  Such increase in the Revolving Credit Limit, and the increase in the Total Credit Limit pursuant to Section 1.2 of this Accordion Exercise, shall be accomplished, from time to time as contemplated by the phasing set forth in Section 2.1 hereof, by the execution and delivery of Instruments of Joinder substantially in the in the form of Exhibit 2 hereto (each, a “Joinder”) by existing Revolving Credit Lenders, or Persons becoming new Revolving Credit Lenders in accordance with the terms of Section 2.5 of the Loan Agreement, increasing or undertaking, respectively, the Revolving Loan Commitments reflected in such Joinders.

1.2           Pursuant to the exercise by the Borrowers of the Accordion Option referenced in Section 2.5 and 2.5.1 of the Loan Agreement, and subject to the phasing set forth in Section 2.1 of this Accordion Exercise, the Total Credit Amount set forth in Section 1.1 of the Loan Agreement is hereby increased from $500,000,000 to $625,000,000.

 Section 2.           Phased Increased and New Revolving Loan Commitments.

2.1           Notwithstanding the terms of Section 1 of this Accordion Exercise, as of the date of this Accordion Exercise existing Revolving Credit Lenders have increased their respective Revolving Loan Commitments so that the aggregate of all Revolving Loan Commitments equals $320,000,000, as reflected on Exhibit 3 attached hereto.  From time to time from and after the date hereof, in accordance with Section 2.5 of the Loan Agreement, the Arrangers will use commercially reasonable efforts to cause Lenders, or additional Persons becoming Lenders in accordance with the terms of Sections 2.5 and 2.5.1 of the Loan Agreement, to increase their respective Revolving Loan Commitments or to undertake new Revolving Loan Commitments, respectively, so as to cause the aggregate of all Lenders’ Revolving Loan Commitments to increase from $320,000,000 to up to $375,000,000.  Accordingly, for purposes of the Loan Agreement, as amended hereby, the Revolving Credit Limit shall equal the aggregate of all Revolving Loan Commitments until, and including at such time as, such aggregate reaches a maximum of $375,000,000.  In furtherance of the foregoing, as of the date of this Accordion Exercise, the Revolving Credit Limit shall equal $320,000,000 and the aggregate Total Credit Amount shall equal $570,000,000, until such time or times as new or existing Lenders execute and deliver additional Joinders.  Promptly upon the execution and delivery of such additional Joinders, the Administrative Agent will provide written notice to the Borrowers, the Guarantors and the Lenders of the increases in the Revolving Credit Limit and the Total Credit Amount evidenced by such Joinders until such time as the Revolving Credit Limit reaches a maximum of $375,000,000 and the Total Credit Amount reaches a maximum of $625,000,000.

2.2           In furtherance of the foregoing, and pursuant to Section 17.3 of the Loan Agreement (whereby the Administrative Agent may unilaterally, from time to time, revise Schedule 2 of the Loan Agreement to update the information set forth thereon, including, without limitation, as a result of any exercise of the Accordion Option pursuant to Section 2.5), that portion of Schedule 2 of the Loan Agreement, as it specifically relates to the Revolving Loan Commitment Percentages and Revolving Loan Commitments in Section III thereof, is hereby replaced with that portion of Schedule 2 as attached hereto as Exhibit 3.  From time to time as the Administrative Agent provides notice of an existing or new Lender undertaking an additional or new Revolving Loan Commitment, the Administrative Agent will also provide a revised Exhibit 3 reflecting the updated Revolving Loan Commitments and the then applicable Revolving Credit Limit and Total Credit Amount.

Section 3.           Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Swingline Lender, the Issuing Bank and the Administrative Agent as of the effective date of this Accordion Exercise that, assuming the due execution and delivery of this Accordion Exercise: (a) no Default is in existence, from and after, or will result from, the execution and delivery of this Accordion Exercise, or any Joinders hereunder, or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Accordion Exercise (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event) and (c) this Accordion Exercise and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 4.           Ratification.  Except as hereby amended or waived, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Accordion Exercise shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Accordion Exercise in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Accordion Exercise and the Joinders contemplated hereunder, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, incorporating the terms and provisions of this Accordion Exercise and any Joinder contemplated hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, incorporating the terms and provisions of this Accordion Exercise and any Joinder contemplated hereby) and the other Loan Documents.

Section 5.           Conditions Precedent.  The agreements set forth in this Accordion Exercise are conditional and this Accordion Exercise shall not be effective until receipt by the Administrative Agent of a fully-executed counterpart original of this Accordion Exercise and receipt by the Administrative  Agent of the other items set forth on the closing checklist attached hereto as Exhibit 4.

Section 6.          Counterparts.  This Accordion Exercise may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

Section 7.           Accordion Exercise as Credit Document.  Each party hereto agrees and acknowledges that this Accordion Exercise constitutes a “Loan Document” under and as defined in the Loan Agreement.

SECTION 8.      GOVERNING LAW.  THIS ACCORDION EXERCISE SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE

OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 9.           Successors and Assigns.  This Accordion Exercise shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 10.         Headings.  Section headings in this Accordion Exercise are included herein for convenience of reference only and shall not constitute a part of this Accordion Exercise for any other purpose.

Section 11.         Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent and the Arrangers for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Accordion Exercise and all other instruments, documents and agreements executed and delivered in connection with this Accordion Exercise.

Section 12.         Integration.  This Accordion Exercise contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Accordion Exercise supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Accordion Exercise, all of which have become merged and finally integrated into this Accordion Exercise.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Accordion Exercise, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Accordion Exercise not included or referred to herein and not reflected by a writing included or referred to herein.

Section 13.        No Course of Dealing.  The Administrative Agent, the Agents and the Required Lenders have entered into this Accordion Exercise on the express understanding with each Borrower and Guarantor that in entering into this Accordion Exercise the Administrative Agent, the Agents and the Lenders are not establishing any course of dealing with the Borrowers or the Guarantors.  The Administrative Agent’s, the Agents’ and the Lenders’ rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Accordion Exercise.  Each of the Borrowers and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Administrative Agent’s, the Agents’ nor any Lender’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Loan Document.

Section 14.         Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT, AGENTS AND LENDERS BY ACCEPTANCE OF THIS ACCORDION EXERCISE MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ACCORDION EXERCISE, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, ARISING UNDER TORT, CONTRACT OR OTHER LAW, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Accordion Exercise to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

	By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Chief Executive Officer

CENTERLINE CAPITAL GROUP INC.

By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Chief Executive Officer

(Signatures continued on next page)

S-Borrowers
Signature page to First Accordion Increase to Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Chief Executive Officer

CENTERLINE /AC INVESTORS LLC

By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Chief Executive Officer

CENTERLINE HOLDING TRUST

By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Managing Trustee

CENTERLINE HOLDING TRUST II

By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Managing Trustee

CENTERLINE INVESTORS I LLC

By:	/s/ Marc Schnitzer
Name:	Marc Schnitzer
Title:	Chief Executive Officer

(Signatures continued on next page)

S-Guarantors
Signature page to First Accordion Increase to Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS (CONT.):	CENTERLINE REIT INC.

	By:	/s/ James L. Duggins
Name:	James L. Duggins
Title:	CEO

CENTERLINE SERVICING INC.

By:	/s/ James L. Duggins
Name:	James L. Duggins
Title:	CEO

CENTERLINE FINANCE CORPORATION

By:	/s/ James L. Duggins
Name:	James L. Duggins
Title:	CEO

(Signatures continued on next page)

S-Guarantors
Signature page to First Accordion Increase to Amended and Restated Revolving Credit and Term Loan Agreement

ADMINISTRATIVE AGENT, SWINGLINE LENDER, ISSUING BANK AND AGENT:
BANK OF AMERICA, N.A.

By:	/s/ John F. Simon
Name:	John F. Simon
Title:	SVP

AGENT:	UBS SECURITIES LLC

	By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

ARRANGERS:	BANC OF AMERICA SECURITIES LLC

	By:	/s/ John G. Christensen
Name:	John G. Christensen
Title:	Principal

UBS SECURITIES LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

S-Agents/Swingline Lender/Issuing Bank/Arrangers
Signature page to First Accordion Increase to Amended and Restated Revolving Credit and Term Loan Agreement

Exhibit 1

Guarantors

Centerline Capital Company LLC (f/k/a CharterMac Capital Company, LLC)
Centerline Affordable Housing Advisors LLC (f/k/a CharterMac Capital LLC)
Centerline/AC Investors LLC (f/k/a CM ARCap Investors LLC)
Centerline Holding Trust (f/k/a CM Holding Trust)
Centerline Holding Trust II (f/k/a CM Holding Trust II)
Centerline Investors I LLC (f/k/a ARCap Investors, L.L.C.)
Centerline REIT Inc. (f/k/a ARCap REIT, Inc.)
Centerline Servicing Inc. (f/k/a ARCap Servicing, Inc.)
Centerline Finance Corporation (f/k/a ARCap Finance Corporation)

Exhibit 2

INSTRUMENT OF JOINDER

Reference is hereby made to the FIRST ACCORDION INCREASE TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (the “Accordion Exercise”) entered into as of ________, 2007, among:  Centerline Holding Company (f/k/a CharterMac), Centerline Capital Group Inc. (f/k/a Charter Mac Corporation) (collectively, the “Borrowers”); those Persons listed as Guarantors on Exhibit 1 thereto (each, a “Guarantor,” and, collectively, the “Guarantors”), Bank of America, N.A. (“Bank of America”), as Swingline Lender, Issuing Bank, and Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Bank of America and UBS Securities LLC (“UBS”), as the Agents, and Banc of America Securities, LLC and UBS, as the Arrangers.

As contemplated by Sections 1.1 and 2.1 of the Accordion Exercise, by executing and delivering this Instrument, the undersigned, with an address of __________________________________, hereby joins in the Accordion Exercise as a Revolving Lender that has increased its, or undertaken a new, Revolving Loan Commitment in the amount of $_______________, and has, upon the execution and delivery hereof, an aggregate Revolving Loan Commitment equal to $_______________, with the intention that by executing and delivering this Instrument it shall be deemed for all purposes to have accepted the terms of the Accordion Exercise, and further that the undersigned shall have all of the rights and obligations as a Revolving Lender under the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Instrument as a document under seal as of the ______ day of _____________________, 2007.

_______________________________

By:
Its:

Exhibit 3

III.           COMMITMENTS:

1.           Revolving Loan Commitments:

Name of Lender	Revolving Loan Commitment Percentage	Revolving Loan Commitment
Bank of America	31.2500%	$100,000,000
UBS	7.8125%	$25,000,000
State Bank of India	3.1250%	$10,000,000
Citicorp USA, Inc.	35.9375%	$115,000,000
Comerica	3.1250%	$10,000,000
Emigrant Bank	3.1250%	$10,000,000
Merrill Lynch	7.8125%	$25,000,000
Morgan Stanley	7.8125%	$25,000,000

TOTAL	100%	$320,000,000

Revolving Credit Limit as of the date of the First Accordion Increase:

$320,000,000

Total Credit Limit as of the date of the First Accordion Increase:

$570,000,000

Exhibit 4

CLOSING CHECKLIST

DOCUMENT	RESPONSIBLE PARTY	STATUS
First Accordion Increase to Amended and Restated Revolving Credit and Term Loan Agreement (this “Accordion Exercise”), dated June __, 2007, among the Borrowers, the Guarantors, the Required Lenders, the Administrative Agent, the Agents, and the Arrangers
	Nutter	Finalized
Exhibits to Accordion Exercise a. Exhibit 1: Guarantors b. Exhibit 2: Form of Instrument of Joinder c. Exhibit 3: Revolving Loan Commitments d. Exhibit 4:Closing Checklist	Nutter	Finalized
BofA Joinder	Nutter	Finalized
Citi Joinder	Nutter	Finalized
Secretary’s Certificates for Centerline Holding Company (f/k/a CharterMac):
(a) Certificate of Incorporation/Trust;
(b) By-laws/Trust Agreement;
(c) Resolutions authorizing the execution, delivery and performance of Amendment;
(d) Incumbency of officers executing Amendment on each entity’s behalf; and
(e) Legal Existence and Good Standing Certificates
	Borrowers	Received
Secretary’s Certificates for Centerline Capital Group Inc. (f/k/a Charter Mac Corporation):
(a) Certificate of Incorporation/Trust;
(b) By-laws/Trust Agreement;
(c) Resolutions authorizing the execution, delivery and performance of Amendment;
(d) Incumbency of officers executing Amendment on each entity’s behalf; and
(e) Legal Existence and Good Standing Certificates
	Borrowers	Received

DOCUMENT	RESPONSIBLE PARTY	STATUS
Opinion Letter from Borrowers’ counsel regarding Accordion Exercise	Borrower’s Counsel	Received
Delaware counsel opinion with respect to Borrowers regarding authority and due execution and delivery of the Accordion Exercise	Borrower	Received
UCC-11, tax lien, bankruptcy and litigation search reports for the Borrowers	Borrower	Received